UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J.CREW GROUP, INC. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-42423	J.CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of J.Crew Group, Inc. (the “Company”), pursuant to its authority under Section 2.02 of the Company’s bylaws, unanimously voted to increase the size of the Company’s Board of Directors, which had previously been set at 10 members, to 11 members, and to nominate Ms. Mary Ann Casati for election to the Board. Ms. Casati will stand for election to the Board at the 2006 annual meeting of the Company’s shareholders. If she is elected, she will become a director the day after the proposed initial public offering of the Company’s common stock is priced for sale to the public.

Item 8.01 Other Events

On June 13, 2006, the Board of Directors of the Company unanimously resolved that the 2006 annual meeting of the Company’s shareholders will be held at the Company’s offices at 770 Broadway, New York, New York 10013 on June 26, 2006, with shareholders of record of the Company’s common stock on June 14, 2006 entitled to vote at the meeting. Materials relating to the meeting have been mailed to shareholders entitled to vote at the meeting.

In addition, on June 14, 2006 (the “Redemption Date”), J.Crew Group, Inc. (“Group”) redeemed in full its outstanding 13 1/8% Senior Discount Debentures due 2008 (the “Senior Discount Debentures”) issued under the Indenture dated as of October 17, 1997 (as amended by the First Supplemental Indenture dated as of May 6, 2003) between Group, as issuer, and U.S. Bank National Association, as trustee. The redemption price was equal to equal to 100.0% of the outstanding aggregate principal amount of the Senior Discount Debentures, together with accrued and unpaid interest to the Redemption Date.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the current expectations or beliefs of the Company concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in The Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.
J.CREW OPERATING CORP.

By:	/s/ James S. Scully
Name:	James S. Scully
Title:	Executive Vice President and Chief Financial Officer

Date: June 14, 2006

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